UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 31, 2008

WILSHIRE ENTERPRISES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-4673	84-0513668
(State or incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Gateway Center, Newark, NJ, 07102
(Address of principal executive offices)

(201) 420-2796
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On September 2, 2008, Wilshire Enterprises, Inc. ("Wilshire" or the "Company") issued a press release, disclosing that its Amended and Restated Stockholder Protection Rights Agreement dated as of December 6, 2006, as amended (the “Agreement”), expired on August 31, 2008, pursuant to the terms of the Agreement. As previously disclosed, the Agreement was scheduled to expire on August 31, 2008, unless the stockholders of the Company approved an extension of the Agreement through August 31, 2010 at the Company’s 2008 annual meeting of stockholders. The Company has not conducted its 2008 annual meeting.

A copy of the press release is attached to this filing as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit 99.1-- Registrant’s Press Release, dated September 2, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WILSHIRE ENTERPRISES, INC. (Registrant)

Dated: September 2, 2008	By:	/s/ Sherry Wilzig Izak
Sherry Wilzig Izak
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1-- Registrant’s Press Release, dated September 2, 2008.